UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM
8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 26, 2025

Welltower Inc.
Welltower OP LLC
(Exact name of registrant as specified in its charter)

Welltower Inc.

Delaware	1-8923	34- 1096634
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4500 Dorr Street, Toledo, Ohio		43615
(Address of principal executive offices)		(Zip Code)

Welltower OP LLC

Delaware	1-8923	88- 1538732
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4500 Dorr Street, Toledo, Ohio		43615
(Address of principal executive offices)		(Zip Code)
Registrants’ telephone number, including area code: (419)
247-2800
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form
8-K
filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Welltower Inc.

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $1.00 par value per share	WELL	New York Stock Exchange
Guarantee of 4.800% Notes due 2028 issued by Welltower OP LLC	WELL/28	New York Stock Exchange
Guarantee of 4.500% Notes due 2034 issued by Welltower OP LLC	WELL/34	New York Stock Exchange
Welltower OP LLC

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
4.800% Notes due 2028	WELL28	New York Stock Exchange
4.500% Notes due 2034	WELL34	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934
(§240.12b-2
of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(e)
Ten-Year
Executive Continuity and Alignment Program
On October 26, 2025, the board of directors (the “Board”) of Welltower Inc., a Delaware corporation (the “Company”), adopted the
Ten-Year
Executive Continuity and Alignment Program (the “10 Year Program”). The 10 Year Program is part of a broader reconfiguration of the Company’s executive compensation program, which includes new equity-based incentive awards and changes to the Company’s existing executive compensation programs, and is intended to be the Company’s primary executive compensation program for its executive leadership team for the next decade.
In considering and approving the 10 Year Program and the Executive LTIP Unit Awards (as described below), with the assistance of its advisors, the Board considered that it was in the best interests of the Company’s shareholders to establish a
10-year
executive compensation program designed to (i) encourage leadership continuity by retaining an executive team that has driven exceptional growth and investor confidence through their (a) capital allocation acumen, (b) creation of a data science platform, (c) focus on operations and asset management, (d) balance sheet management and (e) development of top-tier
talent throughout the organization, (ii) closely align the executive team’s long-term interests with the Company’s shareholders, (iii) incentivize continued transformation and expansion for the Company to drive industry-leading returns to the Company’s shareholders, and (iv) further the long-term interests of the Company by aligning the realization of meaningful value in respect of awards granted pursuant to the 10 Year Program to the Company’s achievement of sustained growth and high performance levels. In adopting the 10 Year Program, the Board also considered the structure of the 10 Year Program as compared to the Company’s prior executive compensation programs.
Under the 10 Year Program, the Board has approved the grant of LTIP Units of Welltower OP LLC, a Delaware limited liability company and a majority-owned subsidiary of the Company (“Welltower OP”), to be granted effective October 30, 2025, to each of our named executive officers, Shankh Mitra (the Company’s Chief Executive Officer), Nikhil Chaudhri (the Company’s
Co-President
and Chief Investment Officer), Timothy McHugh (the Company’s
Co-President
and Chief Financial Officer), John Burkart (the Company’s Vice Chairman and Chief Operating Officer), and Matthew McQueen (the Company’s Chief Legal Officer and General Counsel) (collectively, the “Executives”), in each case subject to the applicable Executive’s continued employment with the Company through the grant date, the applicable Executive’s acceptance of the changes to such Executive’s compensation as described in greater detail below, and the applicable Executive’s entry into an award agreement and restrictive covenant agreement, as described in greater detail below (the “Executive LTIP Unit Awards”).
In connection with the adoption of the 10 Year Program, the Executives have agreed to receive no other compensation for the period from January 1, 2026, through December 31, 2035, other than $110,000 of annual base salary. Annual cash bonuses in respect of 2025 will be paid in the normal course based on actual performance and equity awards granted prior to October 30, 2025, will continue to vest in accordance with their terms (including the performance and market conditions associated with such awards), as amended by the Global Executive PSU Amendment, as described below. Additionally, as a condition to their receipt of the Executive LTIP Unit Awards, each Executive has entered into a restrictive covenant agreement that includes non-competition
and
non-solicitation
obligations during employment with the Company and for a period of two years thereafter, as well as perpetual confidentiality and non-disparagement
obligations.
The Executive LTIP Unit Awards are intended to qualify as “profits interests” for U.S. federal income tax purposes, and will be entitled to regular operating and liquidating distributions from Welltower OP to the extent that they are “Vested LTIP Units” and otherwise subject to certain restrictions set forth in the Welltower OP LLC Agreement and the Executive LTIP Unit Awards, and may become redeemable in accordance with the Welltower OP LLC Agreement.

All of the Executive LTIP Unit Awards will be subject to restrictions on transferability, certain punitive repurchase mechanisms, and clawback in certain circumstances.
One-half
of the Executive LTIP Unit Awards (the “Performance-Based LTIP Units”) will be “Unvested LTIP Units” at grant for purposes of the Welltower OP LLC Agreement, and will only become “Vested LTIP Units” for purposes of the Welltower OP LLC Agreement if certain predetermined performance milestones are achieved over a five-year performance period commencing on October 6, 2025, and ending on October 5, 2030 (the “Performance Period”), as described in greater detail below. However, no Executive LTIP Unit Awards will be subject to any service-based vesting conditions.
The following table shows the number of Executive LTIP Unit Awards that have been approved by the Board to be granted to each Executive on October 30, 2025, subject to the conditions described above, and further shows the one-half
of the Executive LTIP Unit Awards that are not subject to achievement of predetermined performance milestones (the “Time-Based LTIP Units”) and the one-half
of the Executive LTIP Unit Awards that are Performance-Based LTIP Units, at both target and maximum performance.

Name and Title	Time-Based LTIP Units	Performance-Based LTIP Units (Target)	Performance-Based LTIP Units (Maximum)	Total Executive LTIP Unit Award (Target)	Total Executive LTIP Unit Award (Maximum)
Shankh Mitra (Chief Executive Officer)	2,485,146	2,485,146	6,212,866	4,970,293	8,698,012
Nikhil Chaudhri (Co-President and Chief Investment Officer)	549,874	549,874	1,374,686	1,099,749	1,924,560
Timothy G. McHugh (Co-President and Chief Financial Officer)	492,745	492,745	1,231,861	985,489	1,724,606
John F. Burkart (Vice Chairman and Chief Operating Officer)	285,649	285,649	714,122	571,298	999,771
Matthew G. McQueen (Chief Legal Officer and General Counsel)	271,367	271,367	678,416	542,733	949,783
One-half
of the Performance-Based LTIP Units are eligible to become Vested LTIP Units subject to the Company’s achievement of the market capitalization milestones in the table below over any 60 consecutive calendar-day
period beginning on October 6, 2028, and ending on the final day of the Performance Period, with no interpolation between milestones. Shares of the Company’s common stock, par value $1.00 per Share (“Shares”) used for purposes of determining achievement of the market capitalization milestones that are attributable to new issuances under the Company’s at-the-market
offering (ATM) program will be limited, with the intention that at least 50% of any increase in daily market capitalization that counts toward achievement of the milestones is attributable to Share price appreciation. Furthermore, regardless of achievement of the market capitalization milestones, no such Performance-Based LTIP Units will become Vested LTIP Units, and all such Performance-Based LTIP Units will be subject to forfeiture, unless the Company’s total shareholder return (“TSR”) is positive as of the end of the five-year Performance Period (the “Positive TSR Condition”).

% of Target Performance LTIP Units Earned	Market Capitalization Milestones*
12.5%	$10,000,000,000
25.0%	$20,000,000,000
37.5%	$30,000,000,000
50.0%	$40,000,000,000
62.5%	$50,000,000,000
75.0%	$60,000,000,000
87.5%	$70,000,000,000
100.0%	$80,000,000,000
112.5%	$90,000,000,000
125.0%	$100,000,000,000

*
Market capitalization milestones and the applicable components thereof will be subject to adjustment for changes in the Company’s capitalization due to extraordinary corporate events, such as an acquisition of an unrelated third party in which the Company issues Shares as consideration for such acquisition, or a spin-off.

One-half
of the Performance-Based LTIP Units are eligible to become Vested LTIP Units subject to the Company’s TSR relative to the TSR of each of the FTSE NAREIT Healthcare Index, the MSCI US REIT Index, and the S&P 500 Index (in each case, removing the Company from each index in calculating each index return, and with the TSR of each index return measured independently and weighted equally to the other indices), over the Performance Period relative to the applicable Relative Performance goal identified in the table below, with each TSR Tranche weighted as to 33.33% of the “% of Target Performance LTIP Units Earned” in the table below, and with linear interpolation for performance between performance goal levels.

% of Target Performance LTIP Units Earned	Relative Performance (Company Relative TSR vs. index TSR)*
0.0%	0 bps
20.8%	100 bps
41.7%	200 bps
62.5%	300 bps
83.3%	400 bps
104.2%	500 bps
125.0%	600 bps

*	Compounded, annual return spreads.
Any Performance-Based LTIP Units that do not become Vested LTIP Units as described above will be forfeited.
The Executive LTIP Unit Awards that become redeemable under the Welltower OP LLC Agreement will not, except in the case of termination of employment with the Company under certain circumstances or a Change in Corporate Control (generally, as defined in the Company’s 2022 Amended and Restated Long-Term Incentive Plan (the “2022 Plan”)), be redeemable for Shares until October 31, 2030, at the earliest, at which point they will become redeemable in substantially equal monthly installments through September 30, 2035 (the “Redemption Period”).
At this time there are sufficient Shares available under the 2022 Plan for all Executive LTIP Unit Awards to be redeemed for Shares if Performance-Based LTIP Units became Vested LTIP Units at target performance levels. However, the Shares currently available under the 2022 Plan are not sufficient for all Executive LTIP Unit Awards to be redeemed for Shares if Performance-Based LTIP Units become Vested LTIP Units at maximum performance levels. Accordingly, if at the conclusion of the Performance Period, more than the target performance level of Performance-Based LTIP Units become Vested LTIP Units then, as the Executive LTIP Unit Awards become redeemable during the Redemption Period, it will be necessary for the Company to seek shareholder approval for an increase in the Share reserve under the 2022 Plan (or a successor shareholder-approved equity incentive plan of the Company), both in order to allow the Executive LTIP Unit Awards to be redeemable for Shares and to allow additional equity or equity-based incentive awards to be granted to Company employees and non-employee
directors generally. If authorized Shares under the 2022 Plan (or a successor shareholder-approved equity incentive plan of the Company) are insufficient to effect such redemption, the Share redemption right will be suspended with respect to such Executive LTIP Unit Awards until there are sufficient Shares under the 2022 Plan (or successor shareholder-approved equity incentive plan of the Company) to allow such Executive LTIP Unit Awards to be redeemed for Shares.
As described above, prior to becoming redeemable, the Executive LTIP Unit Awards will be restricted and may not be sold or otherwise transferred by the applicable Executive, except pursuant to the Company’s exercise of its repurchase right described below. Upon a termination of an Executive’s employment with the Company for “cause” or a breach by the Executive of any restrictive covenants in favor of the Company, the full amount of the Executive LTIP Unit Award that has not become redeemable as of such time will be subject to clawback. Upon an Executive’s resignation other than for “good reason”, (i) any portion of the Executive LTIP Unit Award that is not then redeemable will be subject to an automatic delay of the Executive’s right to redeem the Executive LTIP Unit Award for Shares and restrictions with respect to future distributions thereon until (a) for Mr. Mitra, October 30, 2040 (i.e., 15 years following the grant date), and (b) for all other Executives, October 30, 2045 (i.e., 20 years following the grant date) (as applicable, the “Extended Hold Date”), and (ii) if the resignation occurs prior to the end of the Performance Period, Mr. Mitra’s Time-Based LTIP Units and all associated distributions will be subject to clawback through the end of the Performance Period, unless the Positive TSR Condition is satisfied. In addition, upon an Executive’s resignation other than for “good reason”, the Company will have the discretionary right, at any time until the applicable Extended Hold Date, to repurchase all or any portion of the Executive LTIP Unit Award that is not then redeemable at its fair market value at the time that the Company exercises the repurchase right, which may include discounts for lack of transferability through the applicable Extended Hold Date, lack of marketability due to the delay in redemption rights, time value of money and minority interest.

Upon a termination of an Executive’s employment with the Company without cause or by the Executive for “good reason”, (i) with respect to Mr. Mitra only, Mr. Mitra’s Executive LTIP Unit Award will become immediately redeemable (subject to the requirement that sufficient Share reserve be available under the 2022 Plan or successor shareholder-approved equity incentive plan of the Company at such time), with the number of Performance-Based LTIP Units that become Vested LTIP Units, if any, determined based on actual performance through the termination date (with market capitalization milestones proportionately reduced to reflect the period of time that Mr. Mitra was employed during the Performance Period, and subject to the requirement that the Positive TSR Condition be met at the termination date); and (ii) with respect to all other Executives, (a) the Time-Based LTIP Units will remain outstanding and become redeemable had such termination of employment not occurred, and (b) the Performance-Based LTIP Units will (1) if the termination occurs prior to the end of the Performance Period, remain outstanding and the number of earned Performance-Based LTIP Units that become Vested LTIP Units, if any, will be determined at the end of the Performance Period based on actual performance, (2) any portion of the Performance-Based LTIP Units that become redeemable following the termination of the Executive’s employment will be subject to an automatic delay of the redemption right until the Extended Hold Date, (3) distributions in respect of the Class A Common Units of Welltower OP underlying any portion of the Performance-Based LTIP Units that become Vested LTIP Units, if any, will be paid to the Executive at the end of the Performance Period (with respect to distributions that accumulated during the Performance Period) or as such distributions are made (with respect to distributions that are made after the end of the Performance Period), and (4) the Company will have the discretionary right, at any time until the applicable Extended Hold Date, to repurchase all or any portion of the Performance-Based LTIP Units that are subject to the delayed redemption right described in clause (2) at their fair market value at the time that the Company exercises such right, which may include discounts for lack of transferability through the applicable Extended Hold Date, lack of marketability due to the delay in redemption rights, time value of money and minority interest.
Upon a termination of an Executive’s employment with the Company due to the Executive’s death or “disability”, the Executive’s Executive LTIP Unit Award will become immediately redeemable (subject to the requirement that sufficient Share reserve be available under the 2022 Plan or successor shareholder-approved equity incentive plan of the Company at such time), with the number of Performance-Based LTIP Units that become Vested LTIP Units, if any, determined based on actual performance through the termination date (with market capitalization milestones proportionately reduced to reflect the period of time that the Executive was employed during the Performance Period, and subject to the requirement that the Positive TSR Condition be met at the termination date).
Upon a Change in Corporate Control, the Executive LTIP Unit Award will become immediately redeemable (subject to the requirement that sufficient Share reserve be available under the 2022 Plan or successor shareholder-approved equity incentive plan of the Company at such time), with the number of Performance-Based LTIP Units that become Vested LTIP Units, if any, based on actual performance through the date of the Change in Corporate Control (with market capitalization milestones proportionately reduced to reflect the period of time through the date of the Change in Corporate Control, and subject to the requirement that the Positive TSR Condition be met at such time).
In connection with the adoption of the 10 Year Program, pursuant to the terms of the 2022 Plan, the Board approved an amendment to the 2022 Plan (the “2022 Plan Amendment”) clarifying that “Substitute Awards” under the 2022 Plan and awards of “Other Stock Unit Awards” in payment or redemption or otherwise in satisfaction of either “Performance Awards” under the 2022 Plan or of awards of LTIP Units or “Option Units” of Welltower OP, in each case will be exempt from the requirement that no portion of such awards may vest prior to the first anniversary of the grant date, but such requirement will otherwise remain applicable to other equity or equity-linked awards under the 2022 Plan.
As described above, effective as of October 30, 2025, in connection with the adoption of the 10 Year Program and as a condition to their receipt of the Executive LTIP Unit Awards, Mr. Mitra entered into an amendment to his Executive Employment Agreement with the Company (the “Employment Agreement Amendment”) and each Executive other than Mr. Mitra entered into a side letter with the Company and with Welltower OP (each such letter, an “Executive Side Letter” and collectively, “Executive Side Letters”). The Employment Agreement Amendment and the Executive Side Letters respectively provide that from January 1, 2026, through December 31, 2035, aside from an annual base salary of $110,000 and the Executive LTIP Unit Award, the applicable Executive will receive no additional or further compensation from the Company in respect of his services and that Mr. Mitra will waive his right to the severance protections under his Executive Employment Agreement with the Company.
Additionally, in connection with the adoption of the 10 Year Program, the Board approved a global amendment to all outstanding performance-based equity awards previously granted to the Executives under the 2022 Plan (the “Executive PSUs,” and such global amendment to the Executive PSUs, the “Global Executive PSU Amendment”) waiving only the continued service-based vesting conditions with respect to the Executive PSUs effective as of October 30, 2025. Except as expressly provided by the Global Executive PSU Amendment, all equity or equity-based awards held by the Executives and outstanding as of October 30, 2025, remain in effect in accordance with their terms, including the performance and market conditions associated with such awards.

Item 7.01 Regulation FD Disclosure.
On October 27, 2025, the Company issued a press release announcing the adoption of the 10 Year Program and the grant of the Executive LTIP Unit Awards. A copy of such press release is furnished as Exhibit 99.1 to this Current Report on Form
8-K
(the “Report”).
The information in Item 7.01 of this Report (including Exhibit 99.1 attached hereto) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly provided by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	Press Release, dated October 27, 2025

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLTOWER INC.

By:	/s/ Matthew McQueen
Name:	Matthew McQueen
Title:	Chief Legal Officer and General Counsel

WELLTOWER OP LLC

By:	/s/ Matthew McQueen
Name:	Matthew McQueen
Title:	Chief Legal Officer, General Counsel and Assistant Secretary
Dated: October 27, 2025